2Q TWENTY19 OVERVIEW PRESENTATION

Forward-Looking Statements and Non-GAAP Information This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc.'s ("Origin" or the "Company") future financial performance, business and growth strategy, projected plans and objectives, and related transactions, and other projections based on macroeconomic and industry trends, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin's control. Statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "projects," "estimates," "plans" and similar expressions or future or conditional verbs such as "will," "should," "would," "may" and "could" are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect the Company's future results and cause actual results to differ materially from those expressed in the forward-looking statements include: deterioration of Origin's asset quality; changes in real estate values and liquidity in Origin's primary market areas; the financial health of Origin's commercial borrowers and the success of construction projects that Origin finances; changes in the value of collateral securing Origin's loans; business and economic conditions generally and in the financial services industry, nationally and within Origin's primary market areas; Origin's ability to prudently manage its growth and execute its strategy; changes in management personnel; Origin's ability to maintain important deposit customer relationships; volatility and direction of market interest rates, which may increase funding costs or reduce interest earning asset yields thus reducing margin; increased competition in the financial services industry, particularly from regional and national institutions; difficult market conditions and unfavorable economic trends in the United States generally, and particularly in the market areas in which Origin operates and in which its loans are concentrated, including the effects of declines in housing markets; an increase in unemployment levels and slowdowns in economic growth; Origin's level of nonperforming assets and the costs associated with resolving any problem loans including litigation and other costs; the credit risk associated with the substantial amount of commercial real estate, construction and land development, and commercial loans in Origin's loan portfolio; the extensive federal and state regulation, supervision and examination governing almost every aspect of Origin's operations including changes in regulations affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations being issued in accordance with this statute and potential expenses associated with complying with such regulations; Origin's ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations; and the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes as well as effects from geopolitical instability and manmade disasters. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled "Cautionary Note Regarding Forward-Looking Statements" and "Risk Factors" in Origin's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") and any updates to those sections set forth in Origin's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin's underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin's business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin's behalf may issue. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Origin reports its results in accordance with United States generally accepted accounting principles ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures used in managing its business may provide meaningful information to investors about underlying trends in its business and management uses these non-GAAP measures to evaluate the Company's operating performance and believes that these non-GAAP measures provide information that is important to investors and that is useful in understanding Origin's results of operations. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation:   • Tangible common equity is defined as total common stockholders' equity less goodwill and other intangible assets, net • Tangible assets is defined as total assets less goodwill and other intangible assets, net • Tangible common equity to tangible assets is a ratio that is determined by dividing tangible common equity by tangible assets • Tangible book value per common share is determined by dividing tangible common equity by common shares outstanding at the end of the period • Normalized noninterest income and normalized noninterest expense exclude infrequent items 2

At Origin, we believe our culture is a differentiator across our footprint. It defines all that we do and permeates throughout our organization. We believe it allows us to attract the best bankers in our markets, and it drives our philosophy of relationship-based banking. From our mission, vision, and values to our brand promise and standards, our culture is the foundation of our success. DIRECTOR OF CULTURE STRATEGIES CULTURE DAY FOR NEW HIRES CULTURE COUNCIL PROJECT ENRICH THE BLUE PRINT DREAM MANAGER ORIGIN EXPERIENCE RETURN ON QUALITY 3

COMPANY SNAPSHOT • Origin Bank was founded in 1912 • OBNK is headquartered in Ruston, LA 9 • 43 banking centers operating across Texas, 19 6 Louisiana & Mississippi • Strong commercial focus with 40% C&I and 43% CRE lending mix across our footprint FINANCIAL HIGHLIGHTS 9 2Q2019 DOLLARS IN MILLIONS TOTAL ASSETS $5,120 TOTAL LOANS HELD FOR INVESTMENT $3,985 TOTAL DEPOSITS $3,855 TOTAL STOCKHOLDERS' EQUITY $584 DOLLARS IN MILLIONS TANGIBLE COMMON EQUITY (1) DALLAS - FORT WORTH $552 HOUSTON Entry: 2008 Entry: 2013 Loans: $1,386 TANGIBLE COMMON EQUITY/ TANGIBLE ASSETS (1) Loans: $741 Deposits: $892 10.85% Deposits: $725 Banking Centers: 9 Banking Centers: 9 TOTAL CAPITAL TO RISK-WEIGHTED ASSETS (2) 12.97% NORTH LOUISIANA CENTRAL MISSISSIPPI Entry: 1912 Entry: 2010 Note: All financial information and other Origin Bank data is as of 06/30/19. Loans: $1,213 Loans: $645 (1) As used in this presentation, tangible common equity and tangible Deposits: $1,772 common equity/tangible assets are non-GAAP financial measures. For a Deposits: $466 reconciliation of these non-GAAP financial measures to their comparable Banking Centers: 19 Banking Centers: 6 GAAP measures, see slide 20 of this presentation (2) Ratio is estimated and calculated at the Company level, which is subject 4 to the capital adequacy requirements of the Federal Reserve Board.

SECOND QUARTER FINANCIAL HIGHLIGHTS 2019 HIGHLIGHTS DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS Linked 2Q2019 1Q2019 2Q2018 Q Δ YoY Δ • Net interest income increased by Balance Sheet $943,000, or 2.2%, over the previous Total Loans Held For Investment $ 3,984,597 $ 3,838,343 $ 3,372,096 3.8% 18.2 % quarter Total Assets 5,119,625 4,872,201 4,371,792 5.1% 17.1 % Total Deposits 3,855,012 3,898,248 3,672,097 (1.1)% 5.0% • Yield earned on total loans held for Tangible Common Equity(1) 552,149 535,625 495,243 3.1% 11.5 % investment during 2Q2019 was 5.29%, Book Value per Common Share 24.58 23.92 22.10 2.8% 11.2 % up one basis point from the previous Tangible Book Value Per Common Share(1) 23.22 22.56 21.07 2.9% 10.2 % quarter. Cost of total deposits increased eight basis points in the same period Income Statement • Net interest margin was 3.70% (FTE), Net Interest Income $ 42,969 $ 42,026 $ 37,170 2.2% 15.6 % representing a decrease of ten basis Provision for Credit Losses 1,985 1,005 311 97.5% 538.3 % points over the previous quarter Noninterest Income 11,176 11,604 10,615 (3.7)% 5.3 % Noninterest Expense 37,095 35,381 32,012 4.8% 15.9% • Made strategic funding decision to Net Income 12,283 14,155 12,702 (13.2)% (3.3)% reduce certain brokered deposits and Diluted EPS $ 0.52 $ 0.60 $ 0.53 (13.3)% (1.9)% replace with short-term FHLB Dividends Declared Per Common Share $ 0.0325 $ 0.0325 $ 0.0325 N/C N/C advances. (N/C: No change) Selected Ratios Net Interest Margin (FTE) 3.70% 3.80% 3.74% Efficiency Ratio 68.51% 65.97% 66.99% Return on Average Assets (annualized) 0.98% 1.18% 1.17% (1) As used in this presentation, tangible common Return on Average Equity (annualized) 8.54% 10.25% 9.94% equity and tangible book value per common share are non-GAAP financial measures. For a reconciliation of these non-GAAP financial measures to their comparable GAAP measures, see slide 20 of this presentation. 5

OPERATING (1) NONINTEREST INCOME Normalized Noninterest Income Composition DOLLARS IN THOUSANDS $12,000 • Service charges and fees - $11,055 continued steady increases $10,693 $1,332 • Mortgage banking revenue - $10,000 $1,261 increased trend due to continued conversion to a retail platform $3,036 $8,000 • Insurance commission reflects $3,510 successful agency acquisition in 3Q2018 $6,000 • Other Income - see detail on the $3,252 following page $2,606 $4,000 $2,000 $3,316 $3,435 $0 1Q2019 2Q2019 Service charges and fees Mortgage banking revenue (1) Normalized net operating income is a non-GAAP financial measure. Please see slide 7 for a reconciliation of Insurance commission and fee income Other normalized income this non-GAAP financial measure. 6

NONINTEREST INCOME & Reconciliation of Normalized NONINTEREST EXPENSE Noninterest Income & Noninterest Expense DOLLARS IN THOUSANDS • Excluded from noninterest income and noninterest expense are 2Q2019 1Q2019 infrequent items that can produce Noninterest Income volatility Noninterest Income $ 11,176 $ 11,604 Infrequent expense items: Less: Fair market changes on Non-marketable Equity Securities Held in Other Financial Institutions 367 — ◦ Communications increased due to estimated credits Swap Income 172 511 earned and overbilling for LP Investment (loss) Income (418) 400 converted data circuits Normalized Net Operating Income $ 11,055 $ 10,693 ◦ Advertising and marketing increased due to promotions Noninterest Expense for new branches and new Noninterest Expense $ 37,095 $ 35,381 deposit products Less: ◦ Office and operations Communications 332 — increased due to seasonal business development Advertising and Marketing 361 — expenses Office and Operations 125 — Normalized Net Operating Expense $ 36,277 $ 35,381 7

HISTORICAL AVERAGE INTEREST EARNING ASSETS & NIM (FTE) GROWTH & PROFITABILITY DOLLARS IN MILLIONS 4.70% $4,800 $4,719 ) $ ( S ) T E E • Consistent increase in average T $4,545 $4,600 F S ( 4.40% S N interest-earning assets A I $4,433 G G N R $4,400 I A N M • Strong growth in average loan R A T 4.10% $4,230 E S balances E $4,200 T R S E E T 3.82% $4,055 3.80% R N E • Pressure on NIM from deposit I 3.80% T T $4,000 N I costs E 3.76% . N 3.74% 3.70% G V A 3.50% $3,800 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 AVERAGE LOANS HELD FOR INVESTMENT & YIELDS DOLLARS IN MILLIONS 6.00% $4,000 $3,890 5.80% $3,762 $3,800 ) $ 5.60% $3,650 ( S N ) $3,600 A % ( 5.40% O L D $3,459 L E E G I 5.20% 5.28% 5.29% A Y $3,400 $3,284 5.17% R E 5.00% V 5.00% A $3,200 4.80% 4.89% 4.60% $3,000 8 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019

NET INTEREST INCOME Net Interest Income & Net Interest Margin DOLLARS IN THOUSANDS $45,000 5.00% $42,969 $42,026 • Net interest income was $43.0 $40,000 million for the quarter ended June $37,170 4.50% e n i m 30, 2019, reflecting an increase of g r o a c $35,000 n M $943,000, or 2.2% compared to I t t s s e the linked quarter, and an e 4.00% r r e e 3.80% t t n increase of $5.8 million, or 15.6%, n I I $30,000 t t e compared to the quarter ended e N N 3.74% 3.70% June 30, 2018 3.50% $25,000 • Net interest margin was 3.70%, down ten basis points compared $20,000 3.00% to the linked quarter, and down 2Q2018 1Q2019 2Q2019 four basis points compared to the quarter ended June 30, 2018 Drivers of NIM Decrease 1Q2019 Net Interest Margin 3.80% Impact of increase in interest-bearing balances due from banks (0.03)% Impact of lagging deposit betas (0.07)% 2Q2019 Net Interest Margin 3.70% 9

ABILITY TO LEVERAGE OPERATING EFFICIENCY INFRASTRUCTURE 110.00% 3.50% • Cost-effective, centralized back office functions are performed in our North Louisiana operations 3.19% center 2.97% 2.95% 2.94% 2.95% 3.00% • Infrastructure exists to support asset growth and increasing 90.00% profitability S T E O I S T S A 81.93% A • Investments in systems, R E Y G technology, digital banking and C 2.50% A N R E enterprise risk management E C I V F A / F E E • Opportunity to enhance ROAA I N through team lift-outs in our 70.00% 71.80% 68.51% footprint 68.92% 67.41% 2.00% 50.00% 1.50% 2015 2016 2017 2018 2Q2019 YTD 10

DIVERSIFIED & GROWING NET REVENUE DISTRIBUTION – 2Q2019 REVENUE STREAMS Service Charges & Fees: 6% Mortgage Banking Revenue: 6% • Meaningful noninterest income supplements interest-related Insurance Commission & Fee Income: 6% revenue Other: 3% • Comprehensive product suite delivered with high quality, responsive customer service Net Interest Income: 79% • Other revenue streams include insurance and mortgage products • We believe these products Noninterest Income 21% provide revenue stream diversification and enhance client NET REVENUE TREND relationships 22% 21% 20% 22% 21% 78% 79% 80% 78% 79% 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 Net Interest Income Noninterest Income 11

OUR MARKETS AVERAGE DEPOSITS & DEPOSIT COST DOLLARS IN MILLIONS 200 bps $3,870 $3,658 $3,337 $3,458 • DIVERSE GEOGRAPHIC 170 bps $3,235 t s FOOTPRINT o 140 bps C t i 110 bps s o • Attractive combination of stable, p e 80 bps low cost markets and markets D experiencing metropolitan growth 50 bps 20 bps • Expansion through organic growth 2015 2016 2017 2018 2Q2019 and strategic M&A opportunities YTD LA TX MS LA TX MS • TRACK RECORD OF GROWTH IN NEW MARKETS LOANS HFI DOLLARS IN MILLIONS • Success in growing loans and $3,985 deposits organically in diverse, $3,789 new markets $3,241 $3,013 $3,112 • Culture and brand are unique, enabling Origin to attract talented bankers and banking relationships across markets 2015 2016 2017 2018 2Q2019 LA TX MS 12

DIVERSIFIED COMMERCIAL LOAN COMPOSITION – 2Q2019 LOAN PORTFOLIO DOLLARS IN MILLIONS • Focus on commercial lending to Other: 1% middle market and small businesses as well as their owners and executives C&D: 13% • Commercial loans represented an Residential: 16% Owner Occupied aggregate of 83% of our loan CRE: 11% portfolio as of 06/30/19 • Loan growth potential enhanced by diverse portfolio Non-Owner C&I: 34% Occupied CRE: 19% • Commercial real estate loan concentrations remain below regulatory guidelines Mortgage Warehouse: 6% Total Ending Loans HFI at 06/30/19: $3,985 13

GROWING CORE DEPOSIT DEPOSIT COMPOSITION – 2Q2019 FRANCHISE Savings: 4% Brokered: 4% • Continued success in growing Noninterest- core deposits, especially bearing Time deposits: demand: 26% noninterest-bearing deposits 22% Interest- • Low cost deposits driven by bearing legacy North Louisiana franchise demand: Money market: 19% 25% • Ranked 1st in deposit market share in Ruston, LA and 2Q2019 Cost of Deposits: 1.19% Monroe, LA MSAs AVERAGE NONINTEREST-BEARING DEPOSITS S • Relationship bankers motivated to $1,100 30.0% T I S grow core deposits O $995 P $1,000 E $949 28.0% D • Builds and strengthens client E G $900 A relationships and provides R $841 25.9% 25.7% 26.0% E stable funding for growth V A $800 $759 L A T 24.0% O • Expansion markets generating $694 24.3% T $700 F further growth in noninterest- O T bearing deposits 22.7% 22.0% N $600 E C 21.4% R E $500 20.0% P 2015 2016 2017 2018 2Q2019 YTD 14

LIQUIDITY MEASURES Total Loans / Total Deposits 104.88% 106% • A key priority for our markets is to 101.54% deliver strong, high quality loan 99.55% 100% growth while focusing on core 97.98% deposit growth. 93.52% 94% • Stable deposit sources are primarily used to fund our loans 88% held for investment 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 • Replaced certain brokered LHFI excl. Warehouse / Total Deposits and Repos deposits with lower cost short term advances from the FHLB during the second quarter of 96.68% 98% 93.66% 2019, which increased our loan to 92.45% deposit ratio. 89.54% 90% 83.68% 82% 74% 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 15

UNDERWRITING & CREDIT NPLs(1) / LOANS HFI CULTURE 0.84% 0.79% 0.79% • Excellent track record of credit 0.74% 0.76% quality across core commercial lending portfolio • Seasoned lenders with strong credit backgrounds and significant experience in our markets 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 • Centralized underwriting with strong guidelines including global (2) cash flow analysis and secondary NCOs / AVERAGE LOANS HFI sources of repayment 0.37% • Total past due loans HFI as a percentage of HFI: 0.80% 0.07% 0.01% (0.05)% (0.06)% (1) NPLs do not include nonperforming loans held for sale 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 (2) Based on annualized quarterly net charge-offs 16

STRONG CAPITAL POSITION TOTAL RISK-BASED CAPITAL DOLLARS IN MILLIONS $39 $35 • Robust capital levels with $47 $39 opportunity for deployment $44 through organic growth and strategic acquisitions $529 $556 $433 $379 $423 • Management focused on effectively deploying capital to enhance returns 2015 2016 2017 2018 2Q2019 Tier 1 Capital Tier 2 Capital CAPITAL RATIOS 15.0% 14.0% 13.5% 12.9% 13.0% 13.1% 13.0% 13.0% 12.4% 12.1% 11.8% 11.9% 11.9% 12.0% 11.0% 11.4% 11.1% 10.8% 10.8% 10.9% 10.0% (1) As used in this presentation, tangible common equity 9.0% to tangible assets is a non-GAAP financial measure. For 2Q2018 3Q2018 4Q2018 1Q2019 2Q2019 a reconciliation of non-GAAP financial measures to their comparable GAAP measures, see slide 20 of this presentation. (1) CET1 Total RBC TCE/TA 17

Increase scale across the franchise, and particularly in Houston Improve operational efficiency and increase profitability Focused effort to improve margin and risk-adjusted returns Grow client base and continue capturing Continue our disciplined approach to market share organic loan and deposit growth Successfully recruit experienced lenders and teams Continue to evaluate potential M&A Focus on existing and contiguous opportunities markets 18

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Reconciliation of Non-GAAP Financial Measures DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS 2Q2019 1Q2019 4Q2018 3Q2018 2Q2018 Calculation of Tangible Common Equity: Total Common Stockholders' Equity $ 584,293 $ 568,122 $ 549,779 $ 531,919 $ 519,356 Less: Goodwill and Other Intangible Assets, Net 32,144 32,497 32,861 33,228 24,113 Tangible Common Equity $ 552,149 $ 535,625 $ 516,918 $ 498,691 $ 495,243 Common Shares Outstanding at the End of the Period 23,774,238 23,745,985 23,726,559 23,621,235 23,504,063 Book Value per Common Share $ 24.58 $ 23.92 $ 23.17 $ 22.52 $ 22.10 Calculation of Tangible Assets: Total Assets $ 5,119,625 $ 4,872,201 $ 4,821,576 $ 4,667,564 $ 4,371,792 Less: Goodwill and Other Intangible Assets, Net 32,144 32,497 32,861 33,228 24,113 Tangible Assets $ 5,087,481 $ 4,839,704 $ 4,788,715 $ 4,634,336 $ 4,347,679 Tangible Common Equity to Tangible Assets 10.85% 11.07% 10.79% 10.76% 11.39% Calculation of Tangible Book Value per Common Share: Common Shares Outstanding at the End of the Period 23,774,238 23,745,985 23,726,559 23,621,235 23,504,063 Tangible Book Value per Common Share $ 23.22 $ 22.56 $ 21.79 $ 21.11 $ 21.07 20